FORM OF SECURITY AGREEMENT TO SECURE CREDIT LINE PROMISSORY NOTE

THIS AGREEMENT, made effective as of March 11, 2011, is by and between ChatChing Inc ("Debtor"), a Washington corporation, and Steven L. Pfirman (the "Secured Party").

WITNESSETH:

In connection with the Credit Line Agreement made of even date herewith, Secured Party has loaned Debtor funds and Debtor has agreed to deliver to One Hundred Twenty Five Thousand Dollars ($125,000). Debtor has agreed to grant Secured Party a security interest (the "Security Interest") in certain property owned by Debtor in order to secure Debtor's performance of obligations under the Note.

NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, the parties agree as follows:

ARTICLE 1.

SECURITY INTEREST AND COLLATERAL

To secure the payment and performance of each and every debt, liability, and obligation which Debtor may now or at any time hereafter owe to Secured Party under the Note (whether such debt, liability, or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations herein collectively referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (the "Security Interest") in the following property (the "Collateral"):

1. **ACCOUNTS, CONTRACT RIGHTS AND OTHER RIGHTS TO PAYMENTS:**
Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor, all including but not limited to all present and future debt instruments, chattel papers, accounts and contract rights of Debtor. The Secured Party's secured interest in certain accounts shall be subject to the first priority security interest of the Company's primary financial banking institution.

2. **INVENTORY:**
All inventory of Debtor, wherever located, whether now owned or hereafter acquired.

3. **EQUIPMENT:**
All equipment of Debtor, wherever located, whether now owned or hereafter acquired.

4. **INTELLECTUAL PROPERTY:**
All intellectual property of Debtor, including United States and foreign patents, patent applications, service marks, trade names, assumed names, trademarks, copyrights (other than anything copyrighted in the ordinary course of business and which is not material to the business of Debtor), whether registered or unregistered or existing under statute or common law, and all registrations, applications and licenses to use any of the foregoing, owned or used by Debtor in the conduct of its business, whether now owned or hereafter acquired.

5. **FIXTURES:**
All fixtures of Debtor, wherever located, whether now owner or hereafter acquired, together with all substitutions and replacements for and products of any of the foregoing property, all proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all (i) accessions, (ii) accessories, attachments, parts, equipment, and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (iii) warehouse receipts, bills of lading, and other documents of title now or hereafter covering such goods.

ARTICLE 2.

REPRESENTATIONS, WARRANTIES, AND AGREEMENTS

Debtor represents, warrants, and agrees that:

1. Debtor is a Florida professional association in good standing in Florida.

2. Debtor will keep each item of Collateral free and clear of all security interests, liens and encumbrances, except for those security interests previously granted by Debtor to the Collateral and those security interests granted by Debtor to its primary financial banking institution and except for security interest to persons and entities investing in Debtor on terms similar to Secured Party and except for the Security Interest and the lien of the Secured Party and its successors and assigns.

3. The officer executing this Agreement has authority to act for Debtor.

4. Debtor must:

   a. Keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted;

b. Promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection, or continuance of the Security Interest;

c. At all times keep all tangible Collateral insured against risks of fire, theft, collision (in case of Collateral consisting of motor vehicles), and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest;

ARTICLE 3.

COLLECTION RIGHTS OF SECURED PARTY

Secured Party may at any time after the occurrence of any Event of Default (as defined in Article 4) notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.

ARTICLE 4.

EVENTS OF DEFAULT

Each of the following occurrences constitute an event of default under this Agreement (herein call "Event of Default"):

1. Debtor fails to pay any or all of the Obligations when due or (if payable on demand) on demand;

2. Debtor fails to observe or perform any covenant or agreement in this Security Agreement or the Note (or any substitute note) binding on Debtor and such failure continues for thirty (30) days after notice of such failure delivered by Secured Party;

3. Any representation or warranty by Debtor set forth in this Security Agreement or the Note proves to be materially false or misleading;

4. A garnishment summons or a writ of attachment is issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor.

ARTICLE 5.

REMEDIES UPON EVENT OF DEFAULT

Subject to the terms of the Note and applicable laws, upon the occurrence of an Event of Default under Article 4 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

1. Declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or

other notice or demand;

2. Exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, as adopted by the State of Florida;

3. Exercise or enforce any and all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor, or against any other person or property.

ARTICLE 6.

MISCELLANEOUS

This Agreement can be waived, modified, amended, terminated, or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic, or other reproduction of this Agreement or of any financing statements signed by Debtor shall have the same force and effect as the original for all purposes of a financing statement.

Except to the extent otherwise required by law, this Agreement shall be governed by the internal laws of the State of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

SECURED PARTY:

STEVEN L. PFIRMAN, individually

____

DEBTOR:

CHATCHING INC

By____________________________________
Steven L. Pfirman
President